PIMCO ETF Trust

Supplement dated August 21, 2026 to the Statement of Additional Information (the “SAI”)

dated October 31, 2025, as supplemented from time to time

Effective October 30, 2026, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund is re-named PIMCO 0-5 Year High Yield Corporate Bond Exchange-Traded Fund. Therefore, effective October 30, 2026, all references to PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund in the SAI are replaced with PIMCO 0-5 Year High Yield Corporate Bond Exchange-Traded Fund.

Effective October 30, 2026, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund is re-named PIMCO Investment Grade Corporate Bond Exchange-Traded Fund. Therefore, effective October 30, 2026, all references to PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund in the SAI are replaced with PIMCO Investment Grade Corporate Bond Exchange-Traded Fund.

Effective October 30, 2026, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund is re-named PIMCO Enhanced Short Maturity Active ESG and Bond Exchange-Traded Fund. Therefore, effective October 30, 2026, all references to PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund in the SAI are replaced with PIMCO Enhanced Short Maturity Active ESG and Bond Exchange-Traded Fund.

Effective October 30, 2026, PIMCO Commodity Strategy Active Exchange-Traded Fund is re-named PIMCO Commodity and Bond Strategy Active Exchange-Traded Fund. Therefore, effective October 30, 2026, all references to PIMCO Commodity Strategy Active Exchange-Traded Fund in the SAI are replaced with PIMCO Commodity and Bond Strategy Active Exchange-Traded Fund.

Effective October 30, 2026, PIMCO Senior Loan Active Exchange-Traded Fund is re-named PIMCO Senior Loan and Short-Term Active ETF. Therefore, effective October 30, 2026, all references to PIMCO Senior Loan Active Exchange-Traded Fund in the SAI are replaced with PIMCO Senior Loan and Short-Term Active ETF.

Effective October 30, 2026, the first list item under “In addition, the Trust has adopted the following non-fundamental investment policies that may be changed provided shareholders are given advance notice:” in the “Non-Fundamental Investment Restrictions” subsection of the “Investment Restrictions” section of the SAI is deleted in its entirety and replaced with the following:

(1)

Apart from PIMCO 0-5 Year High Yield Corporate Bond Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Exchange-Traded Fund, each Index Fund will invest, under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of that Fund’s Underlying Index.

Effective October 30, 2026, the fourth list item under “In addition, the Trust has adopted the following non-fundamental investment policies that may be changed provided shareholders are given advance notice:” in the “Non-Fundamental Investment Restrictions” subsection of the “Investment Restrictions” section of the SAI is deleted in its entirety and replaced with the following:

(4)	The PIMCO Senior Loan and Short-Term Active ETF will invest, under normal circumstances, at least 80% of its assets in senior loans and short-term investments.

Effective October 30, 2026, the following are added as additional list items to the end of the existing list items under “In addition, the Trust has adopted the following non-fundamental investment policies that may be changed provided shareholders are given advance notice:” in the “Non-Fundamental Investment Restrictions” subsection of the “Investment Restrictions” section of the SAI:

(8)	The PIMCO 0-5 Year High Yield Corporate Bond Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in high yield corporate Fixed Income Instruments.

(9)	The PIMCO Investment Grade Corporate Bond Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate Fixed Income Instruments.

(10)

The PIMCO Commodity and Bond Strategy Active Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in a combination of commodities, commodity instruments and Fixed Income Instrument investments.

(11)

The PIMCO Enhanced Short Maturity Active ESG and Bond Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in a combination of (1) investments, either (i) the issuers of which have adopted ESG practices that compare favorably to other industries and/or issuers, or (ii) that are unlabeled and labeled green, sustainability, social and/or sustainability-linked instruments; and (2) Fixed Income Instrument investments.

Effective October 30, 2026, the paragraph immediately following the aforementioned list is deleted in its entirety and replaced with the following:

For purposes of Non-Fundamental Investment Restriction (D)(2)-(11), the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of Non-Fundamental Investment Restriction (D)(2)-(11), investments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Further, for purposes of Non-Fundamental Investment Restriction (D)(2)-(11), a Fund may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of Non-Fundamental Investment Restriction (D)(2)-(11), the term “convertible investments” includes synthetic convertible securities created by PIMCO and those created by other parties such as investment banks. In addition to Non-Fundamental Investment Restriction (D)(1), each Index Fund subject to Non-Fundamental Investment Restriction (D)(1) may invest the remainder of its assets in instruments that are not component securities of that Fund’s Underlying Index, but which PIMCO believes will help the Fund meet its investment objective.

Effective October 30, 2026, the following language in the “Investment Restrictions” section of the SAI is deleted in its entirety:

In addition, for purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund currently counts derivative instruments at market value.

Effective October 30, 2026, the first sentence of the paragraph immediately preceding “Currency Hedging.” on page 93 of the SAI is deleted in its entirety and replaced with the following:

Except as otherwise required by applicable regulation, for purposes of investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction).

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